   As filed with the Securities and Exchange Commission on December 15, 2006

                                                     Registration No. 333-121342
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                 Post-Effective
                                Amendment No. 1

                                       to

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                                  METLIFE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     13-4075851
(State or other jurisdiction of            (I.R.S. employer identification no.)
incorporation or organization)

                                 200 Park Avenue
                                   Floor 1200
                          New York, New York 10166-0188
                                 (212) 578-2211

         THE METLIFE NON-MANAGEMENT DIRECTORS DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                                  MetLife, Inc.
                                 200 Park Avenue
                                   Floor 1200
                          New York, New York 10166-0188
                                 (212) 578-2211

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM
 TITLE OF SECURITIES TO    AMOUNT TO BE   OFFERING PRICE PER   AGGREGATE OFFERING       AMOUNT OF
     BE REGISTERED          REGISTERED         SHARE(1)             PRICE(2)        REGISTRATION FEE
-----------------------    ------------   ------------------   ------------------   ----------------
   Obligations Under        $6,000,000           100%              $6,000,000            $642.00
     MetLife Non-
      Management
  Directors Deferred
   Compensation Plan

(1) The Obligations Under the MetLife Non-Management Directors Deferred Compensation Plan (the "Obligations") are unsecured general obligations of MetLife, Inc. to pay deferred compensation in accordance with the terms of the MetLife Non-Management Directors Deferred Compensation Plan.

(2)   Estimated solely for the purpose of determining the registration fee.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Pursuant to Instruction E of Form S-8, this filing relates to the registration of additional securities of the same class as other securities for which a registration statement filed on this form relating to a benefit plan is effective. The contents of the registration statement on Form S-8
(File No. 333-121342) are hereby incorporated by reference.

ITEM 8. EXHIBITS

EXHIBIT
 NUMBER                                DESCRIPTION
  5       Opinion of Richard S. Collins, Esq., Chief Counsel-General Corporate
          of the registrant, regarding the legality of the securities registered hereunder.

  23.1    Consent of Independent Registered Public Accounting Firm.

  23.2 Consent of Richard S. Collins, Esq., Chief Counsel-General Corporate of the registrant (included in Exhibit 5).

  24 Power of Attorney (included on the signature page to this Post-Effective Amendment No. 1 to Registration Statement).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 12th day of December, 2006.

                                      METLIFE, INC.

                                      By: /s/ C. Robert Henrikson

                                          _____________________________________
                                          Name: C. Robert Henrikson
                                          Title: Chairman and Chief Executive
                                                 Officer

      Each person whose signature appears below hereby authorizes and appoints
C. Robert Henrikson, James L. Lipscomb and Anthony J. Williamson, or any of them, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file on such person's behalf individually and in each capacity stated below (i) any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by MetLife, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, the rules, regulations and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, as fully as such person could do in person, hereby verifying and confirming all that such attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            NAME                          TITLE                      DATE
/s/ C. Robert Henrikson                   Chairman,            December 12, 2006
____________________________   Chief Executive Officer and
C. Robert Henrikson                      Director

/s/ Curtis H. Barnette
____________________________             Director              December 12, 2006
Curtis H. Barnette


/s/ Burton A. Dole, Jr.
____________________________             Director              December 12, 2006
Burton A. Dole, Jr.

            NAME                          TITLE                      DATE


____________________________             Director             December 12, 2006
Cheryl W. Grise

____________________________             Director             December 12, 2006
James R. Houghton

____________________________             Director             December 12, 2006
Harry P. Kamen

/s/ Helene L. Kaplan
____________________________             Director             December 12, 2006
Helene L. Kaplan

/s/ John M. Keane
____________________________             Director             December 12, 2006
John M. Keane

/s/ James M. Kilts
____________________________             Director             December 12, 2006
James M. Kilts

/s/ Charles M. Leighton
____________________________             Director             December 12, 2006
Charles M. Leighton

/s/ Sylvia M. Mathews
____________________________             Director             December 12, 2006
Sylvia M. Mathews

/s/ Hugh B. Price
____________________________             Director             December 12, 2006
Hugh B. Price

/s/ Kenton J. Sicchitano
____________________________             Director             December 12, 2006
Kenton J. Sicchitano

            NAME                          TITLE                      DATE
/s/ William C. Steere, Jr.
____________________________             Director             December 12, 2006
William C. Steere, Jr.

/s/ William J. Wheeler
____________________________    Principal Financial Officer   December 12, 2006
William J. Wheeler

/s/ Joseph J. Prochaska
____________________________   Principal Accounting Officer   December 12, 2006
Joseph J. Prochaska

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                              DESCRIPTION

  5 Opinion of Richard S. Collins, Esq., Chief Counsel-General Corporate of the registrant, regarding the legality of the securities registered hereunder.

  23.1    Consent of Independent Registered Public Accounting Firm.

  23.2 Consent of Richard S. Collins, Esq., Chief Counsel-General Corporate of the registrant (included in Exhibit 5).

  24      Power of Attorney (included on the signature page to this Post-
          Effective Amendment No. 1 to Registration Statement).